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                                                                    Exhibit 23.1




INDEPENDENT AUDITORS CONSENT
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We consent to the incorporation by reference in this Registration Statement of
Applied Extrusion Technologies, Inc. (the Company) on Form S-8 of our report dated November 25, 1997, appearing in the Annual Report on Form 10-K of the Company for the year ended September 30, 1997.

/s/Deloitte & Touche LLP
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Boston, Massachusetts
August 20, 1998